EXHIBIT 10.6

Amendment No. 4 To
Administrative Services Agreement

THIS FOURTH AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT is entered into this 29th day of October, 2001, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as “Transamerica,” a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as “LMG,” a California corporation.

WHEREAS, Transamerica and LMG entered into an Administrative Services Agreement, dated May 29, 1998, as amended, hereinafter referred to as the “Agreement,” wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in Appendix B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree to amend the Agreement as follows:

1.	Appendix A, attached hereto, is restated in its entirety as of September 1, 2001.

2.	Appendix D, “Schedule of Authorized Personnel” is hereby amended with repect to Transamerica personnel effective October 29, 2001 as follows:

“Representing Transamerica

Authorized to modify this Agreement:
*
*
*

Authorized to provide day to day direction of LMG employees for policies and items not specifically covered in this agreement:
*
*
*

2.	All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS HEREOF, the parties have hereto executed this Amendment No. 4.

LEGACY MARKETING GROUP

By: /s/ Don Dady
Title: Vice President
Date: November 5, 2001

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

By: /s/ Karen MacDonald
Title: Senior Vice President
Date: October 29, 2001

APPENDIX A

ADMINISTRATIVE SERVICES AGREEMENT

September 1, 2001

GEOGRAPHIC TERRITORY:

     All states (except New York, Hawaii and Alabama) and the District of Columbia

POLICY FORMS

PRODUCT NAME	POLICY FORM NUMBERS	Effective Dates

SelectMark® Series
SelectMark®5 75/25	*	*
SelectMark® 7 75/25	*	*
SelectMark® 10 75/25	*	*

SelectMark® Secure Series
SelectMark® 5 Secure (formerly known as the
SelectMark® 5 50/50)	*	*
SelectMark® 7 Secure (formerly known as the
SelectMark® 7 50/50)	*	*

SelectMark® Special Edition Series
Selectmark® 5 Special Edition	*	*
SelectMark® 7 Special Edition	*	*
SelectMark® 7 Special Edition Equity Index Strategy	*	*
SelectMark® 10 Special Edition (formerly known as
the Select Mark® 10 50/50)	*	*
SelectMark® 10 Special Edition with STS	*	*
SelectMark® 10 Special Edition Equity Index
Strategy	*	*
SelectMark® 10 Special Edition with STS and
Equity Index Strategy	*	*

SelectMark® Elite Series
SelectMark® 5 Elite	*	*
SelectMark® 7 Elite	*	*
SelectMark® 10 Elite	*	*

PreferMark Series
PreferMark Platinum	*	*
PreferMark Gold	*	*

Riders
Beneficiary Rider	*	*
Beneficiary Rider Plus	*	*

     State required variations of the above referenced products/policy form numbers may be required.

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